UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 25, 2007


                             UNIONBANCAL CORPORATION
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


        Delaware                      001-15081                  94-1234979
________________________       ________________________      ___________________
(State of Incorporation)       (Commission File Number)         (IRS Employer
                                                             Identification No.)

                              400 California Street
                          San Francisco, CA 94104-1302
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


                               Tel. (415) 765-2969
               __________________________________________________
               Registrant's telephone number, including area code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     (d) Election of Director. Effective July 25, 2007, Dean A. Yoost was elected a Director of UnionBanCal Corporation and a Director of Union Bank of California, N.A. and a member of the Board's Audit and Finance & Capital Committees. Mr. Yoost, 57, retired from PricewaterhouseCoopers ("PWC") in July 2005, where he held various partner positions in Tokyo, Beijing, Los Angeles, New York, Minneapolis, and Irvine since 1974, most recently as the managing partner of the Orange County practice and as the Western Region Leader of Dispute Analysis and Investigations. Mr. Yoost was a full-time Senior Advisor to PWC in Tokyo from early 2006 until June 2007, assuming a lead role in the major restructuring of the PWC's Japanese operations. Mr. Yoost is a Director of Emulex Corporation.

     On July 25, 2007, Mr. Yoost received grants of restricted stock units under the Year 2000 UnionBanCal Corporation Management Stock Plan (the "Plan") equal to $150,000 as calculated based on the Fair Market Value (as defined in the Plan) of UnionBanCal common stock as of July 25, 2007. These grants of restricted stock units consist of an annual grant and an initial grant, each equal to $75,000 as calculated based on the Fair Market Value of UnionBanCal common stock on July 25, 2007, which shall vest as follows: the annual grant shall vest in full on the first anniversary of the date of grant, and the initial grant shall vest in equal 1/3 installments on each of the first three anniversaries of the date of grant.

     These grants reflect the Board of Directors' approval of an increase from $55,000 to $75,000 in the value of the annual and initial grants of restricted stock units for non-employee directors. The compensation program for non-employee directors, including the annual grants and initial grants of restricted stock units, is discussed in further detail in UnionBanCal's proxy statement filed with the Commission on April 13, 2007.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   July 25, 2007


                                       UNIONBANCAL CORPORATION



                                       By:  /s/ JOHN H. MCGUCKIN, JR.
                                            ____________________________________
                                                John H. McGuckin, Jr.
                                                EVP, General Counsel & Secretary
                                                (Duly Authorized Officer)